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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): November 13, 1997



                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)

                  TEXAS                               1-9016                           75-6335572
  (State or Other Jurisdiction of               (Commission File                    (I.R.S. Employer
  Incorporation or Organization)                     Number)                     Identification Number)


             6210 N. Beltline Road, Suite 170, Irving, Texas 75063
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code:  (972) 756-6000



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On November 13, 1997, pursuant to the terms of the Purchase and Sale Agreement dated as of September 24, 1997, as amended, by and between American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), and Midway/Commerce Center Limited Partnership, a Texas limited partnership and unrelated third party ("Midway"), the Trust acquired the Commerce Center development in Houston, Texas ("Commerce Center"). Commerce Center consists of nine light industrial buildings situated on 20.8 acres and totals 286,266 square feet. Commerce Center is currently 86% leased to 32 tenants, including Federal Express. The Trust acquired Commerce Center for a total purchase price of $10.7 million, which was agreed upon through arm's length negotiations between the Trust and Midway. The purchase price was funded through (i) approximately $6.6 million in borrowings under the Trust's $35 million secured acquisition line with Prudential Securities Credit Corporation (the "Secured Credit Line") and (ii) approximately $4.1 million from the Trust's cash reserves. Commerce Center serves as collateral for the borrowing made under the Secured Credit Line. The Trust intends to refinance this borrowing prior to maturity on October 3, 1998 with proceeds from future permanent financings or securities offerings.

          After the acquisition of Commerce Center, the Trust now owns, directly or through AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership of which the Trust is the 98% general partner, 23 real estate properties consisting of 22 industrial or warehouse/distribution developments and one enclosed speciality retail mall.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF THE PROPERTIES ACQUIRED PURSUANT TO RULE 3-14 OF REGULATION S-X.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Trust to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date on which this report was required to have been filed.

(b)       PRO FORMA FINANCIAL INFORMATION.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Trust to provide the financial statements required by this Item 7(b). In accordance with Items 7(b)(2) and 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date on which this report was required to have been filed.





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(c)       EXHIBITS.

*2.1 Purchase and Sale Agreement dated as of September 24, 1997 by and between Midway/Commerce Center Limited Partnership, as Seller, and American Industrial Properties REIT, as Buyer

*2.2 First Amendment to Purchase and Sale Agreement dated as of October 22, 1997 by and between Midway/Commerce Center Limited Partnership and American Industrial Properties REIT

*2.3 Second Amendment to Purchase and Sale Agreement dated as of October 31, 1997 by and between Midway/Commerce Center Limited Partnership and American Industrial Properties REIT

99.1 Credit Agreement dated as of October 3, 1997 between American Industrial Properties REIT and AIP-SWAG Operating Partnership, L.P., as Borrower, and Prudential Securities Credit Corporation, as Lender (filed as Exhibit 99.8 to the Trust's Current Report on Form 8-K dated October 3, 1997, filed with the Commission on October 17, 1997 (File No. 1-9016), and incorporated herein by reference)

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* Filed herewith





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN INDUSTRIAL PROPERTIES REIT



                                             By: /s/ Charles W. Wolcott
                                                 -------------------------------
                                                 Charles W. Wolcott
                                                 President and Chief Executive
                                                   Officer

Dated: November 25, 1997





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                                  EXHIBIT LIST


*2.1 Purchase and Sale Agreement dated as of September 24, 1997 by and between Midway/Commerce Center Limited Partnership, as Seller, and American Industrial Properties REIT, as Buyer

*2.2 First Amendment to Purchase and Sale Agreement dated as of October 22, 1997 by and between Midway/Commerce Center Limited Partnership and American Industrial Properties REIT

*2.3 Second Amendment to Purchase and Sale Agreement dated as of October 31, 1997 by and between Midway/Commerce Center Limited Partnership and American Industrial Properties REIT

99.1 Credit Agreement dated as of October 3, 1997 between American Industrial Properties REIT and AIP-SWAG Operating Partnership, L.P., as Borrower, and Prudential Securities Credit Corporation, as Lender (filed as Exhibit 99.8 to the Trust's Current Report on Form 8-K dated October 3, 1997, filed with the Commission on October 17, 1997 (File No. 1-9016), and incorporated herein by reference)

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* Filed herewith